INTANGIBLE ASSETS - NET	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS - NET

NOTE 8. INTANGIBLE ASSETS - NET

The following table summarizes our Company’s intangible assets, by major asset class:

	December 31, 2011
(In US$ thousands)	Gross carrying amount	Accumulated amortization	Net
Completed technology	$2,497	$2,140	$357
Trade name, trademark and non-competition agreements	11,786	65	11,721
Capitalized software cost	7,525	6,112	1,413
Customer relationships	6,017	4,011	2,006
Other	131	94	37

	$27,956	$12,422	$15,534

	December 31, 2010
(In US$ thousands)	Gross carrying amount	Accumulated amortization	Net
Completed technology	$2,595	$1,854	$741
Trade name, trademark and non-competition agreements	12,248	40	12,208
Capitalized software cost	6,599	5,388	1,211
Customer relationships	6,255	3,475	2,780
Favorable lease right	2,861	106	2,755
Other	126	52	74

	$30,684	$10,915	$19,769

Intangible assets include trade name assets of approximately $11.7 million which are not amortized. The remaining intangible assets are amortized over their estimated useful lives ranging from 3 to 10 years. The overall weighted-average life of identifiable intangible assets is 6.0 years.

For the years ended December 31, 2009, 2010 and 2011, total amortization expense of intangible assets were $5.1 million, $2.7 million and $2.3 million, respectively, which includes amortization of capitalized software costs of $3.9 million, $1.5 million and $962 thousand. As of December 31, 2011, based on the current amount of intangibles subject to amortization, the estimated amortization expense for each of the following five years is as follows:

(In US$ thousands)	Amount
2012	$1,667
2013	1,100
2014	1,031
2015	4
2016	4

$3,806